Exhibit 10.16

Execution Version

AMENDMENT NO. 1 TO CREDIT AGREEMENT

DATED AS OF JULY 8, 2011

BY AND AMONG

WELLS OPERATING PARTNERSHIP II, L.P.,

AS BORROWER,

J.P. MORGAN SECURITIES LLC

AND

PNC CAPITAL MARKETS LLC,

AS JOINT LEAD ARRANGERS AND JOINT BOOKRUNNERS,

JPMORGAN CHASE BANK, N.A.,

AS ADMINISTRATIVE AGENT

AND

PNC BANK, NATIONAL ASSOCIATION,

AS SYNDICATION AGENT

AND

REGIONS BANK,

U.S. BANK NATIONAL ASSOCIATION

AND

BMO CAPITAL MARKETS

AS DOCUMENTATION AGENTS

AND

THE FINANCIAL INSTITUTIONS PARTY HERETO

AS LENDERS

Execution Version

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of July 8, 2011 (this “Amendment No. 1”), is by and among WELLS OPERATING PARTNERSHIP II, L.P., a Delaware limited partnership (“Borrower”), each of the financial institutions party to the Credit Agreement defined below (collectively, the “Lenders” and individually a “Lender”) and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Agent”). Reference is made to that certain Credit Agreement, dated as of May 7, 2010 (the “Credit Agreement”), by and among the Borrower, the Lenders referenced therein and the Agent. Capitalized terms used herein without definition shall have the same meanings as set forth in the Credit Agreement, as amended hereby.

RECITALS

WHEREAS, the Borrower has requested that the Lenders extend the Termination Date and make other amendments to the Credit Agreement, and the Lenders are willing to make such changes as set forth herein;

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1. AMENDMENTS TO CREDIT AGREEMENT. As of the Amendment Effective Date (as defined in Section 3 hereof), the Credit Agreement is hereby amended as follows:

(a) The definition of “Applicable Margin” set forth in Section 1.1 of the Credit Agreement is restated in its entirety to read as follows:

“‘Applicable Margin’ means, for any day with respect to any Loans, or with respect to the Facility Fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption “Base Rate - Applicable Margin”, “LIBOR Rate - Applicable Margin”, or the “Facility Fee Rate”, as the case may be, based upon the Rating of the Borrower in the table below:

RATINGS LEVEL	MOODY’S/ S&P APPLICABLE CREDIT RATING	BASE RATE - APPLICABLE MARGIN	LIBOR RATE - APPLICABLE MARGIN	FACILITY FEE RATE
Level I Rating	Baa1/BBB+ or higher	0.25%	1.25%	0.25%
Level II Rating	Baa2/BBB	0.45%	1.45%	0.30%
Level III Rating	Baa3/BBB-	0.80%	1.80%	0.35%
Level IV Rating	Below Baa3/BBB-	1.05%	2.05%	0.45%

For purposes hereof (A) if the Borrower has only one Rating, such Rating shall determine pricing, (B) if the Borrower has two Ratings and the Ratings of the Rating Agencies do not match, then the higher of two Applicable Credit Ratings shall determine pricing; provided, however, that if the two Applicable Credit Ratings are two gradations apart, then the rating that is between the two differing Applicable Credit Ratings shall determine pricing and (C) if the Applicable Credit Ratings established or deemed to have been established by the Rating Agencies for such debt of the Borrower shall be changed (other than as a result of change in the rating system of any such Rating Agency), such change shall be effective as of the date on which it is first announced by the applicable Rating Agency, irrespective of when notice of such change shall have been furnished by the Borrower to the Agent and the Lenders pursuant to the terms of the Loan Documents. Each change in the Applicable Margin under this clause (i) shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such changes. If the rating system of a Rating Agency shall change, the Borrower and the Requisite Lenders shall negotiate in good faith to amend this definition to reflect such changed rating system of such Rating Agency, and pending the effectiveness of any such amendment, the Applicable Margin shall be determined by reference to the rating most recently in effect prior to such change.

The credit rating in effect on any date for the purposes hereof is that in effect at the close of business on such date. If at any time the Borrower has no Moody’s Rating and no S&P Rating, then the Applicable Margin (including the Facility Fee Rate) shall be determined by reference to (x) the Level III Rating if the Leverage Ratio as of the end of the most recent fiscal quarter for which financial statements are available is greater than thirty-five percent (35%) and (y) the Level I Rating if the Leverage Ratio as of the end of the most recent fiscal quarter for which financial statements are available is equal to or less than thirty-five percent (35%).

Any adjustment in the Applicable Margin shall be applicable to all existing Loans.

Any recalculation of interest required by this provision shall survive termination of this Agreement and this provision shall not in any way limit any of the Agent’s and the Lenders’ other rights and remedies under the Loan Documents.”

(b) The definition of “Capitalization Rate” set forth in Section 1.1 of the Credit Agreement is restated in its entirety to read as follows:

“‘Capitalization Rate’ means 8.00%.”

(c) The definition of “Commitment” set forth in Section 1.1 of the Credit Agreement is restated in its entirety to read as follows:

“‘Commitment’ means, as to each Lender, such Lender’s obligation to make Revolving Loans pursuant to Section 2.1, to issue (in the case of the Issuing Lender) or participate in (in the case of the other Lenders) Letters of Credit pursuant to Section 2.4 and to participate in Swingline Loans pursuant to Section 2.2, to an amount up to, but not exceeding (but in the case of the Lender acting as the Issuing Lender excluding the aggregate amount of participations in the Letters of Credit held by other Lenders) the amount set forth for such Lender on Schedule I hereto as such Lender’s “Commitment Amount” or as set forth in the applicable Assignment and Acceptance Agreement, as the same may be reduced from time to time pursuant to Section 2.11, increased pursuant to Section 2.14, or adjusted as appropriate to reflect any assignments to or by such Lender effected in accordance with Section 12.5.”

(d) The definition of “Fixed Charge Coverage Ratio” set forth in Section 1.1 of the Credit Agreement is restated in its entirety to read as follows:

“‘Fixed Charge Coverage Ratio’ means the ratio of (a) Adjusted EBITDA to (b) Fixed Charges for the period used to calculate EBITDA; provided that the net income of the Borrower relating to Approved Bond Transactions shall be excluded from Adjusted EBITDA and the payments made by the Borrower with respect to Capitalized Lease Obligations relating to Approved Bond Transactions shall be excluded from Fixed Charges in the calculation of the Fixed Charge Coverage Ratio.”

(e) The definition of “Regulatory Change” set forth in Section 1.1 of the Credit Agreement is restated in its entirety to read as follows:

“‘Regulatory Change’ means, with respect to any Lender, any change effective after the Agreement Date in Applicable Law (including without limitation, Regulation D of the Board of Governors of the Federal Reserve System) or the adoption or making after such date of any interpretation, directive or request applying to a class of banks, including such Lender, of or under any Applicable Law (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) by any Governmental Authority or monetary authority charged with the interpretation, implementation or administration thereof or compliance by any Lender with any request or directive regarding capital adequacy. Notwithstanding anything herein to the contrary, (a) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, regulations, guidelines, interpretations or directives thereunder or issued in connection therewith (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) and (b) all requests, rules, regulations, guidelines, interpretations or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities (whether or not having the force of law and whether or not failure to comply therewith would be unlawful), in each case pursuant to Basel III, shall in each case be deemed to be a “Regulatory Change”, regardless of the date enacted, adopted, promulgated, implemented or issued.”

(f) The definition of “Termination Date” set forth in Section 1.1 of the Credit Agreement is restated in its entirety to read as follows:

“‘Termination Date’ means May 7, 2015, or if the Commitments are earlier terminated pursuant to Section 2.11, such earlier termination date.”

(g) The definition of “Total Asset Value” set forth in Section 1.1 of the Credit Agreement is restated in its entirety to read as follows:

“‘Total Asset Value’ means as of any date of determination the sum (without duplication) of all of the following of the Borrower, the Guarantors and their Subsidiaries on a consolidated basis determined in accordance with GAAP applied on a consistent basis: (a) cash and Cash Equivalents, plus (b) with respect to each Property (other than Development Properties and the Market Square Property) owned for two (2) consecutive fiscal quarters by the Borrower, a Guarantor or any of their respective Subsidiaries, the quotient of (i) Net Operating Income less Capital Reserves attributable to such Property (without regard to its occupancy) for the prior fiscal quarter of the Borrower most recently ended times four (4), divided by (ii) the applicable Capitalization Rate, plus (c) the GAAP book value of (1) Properties acquired during the most recent two (2) fiscal quarters of the Borrower and (2) the Market Square Property, plus (d) the GAAP book value for Construction-In-Process for Development Properties, plus (e) the GAAP book value of Unimproved Land. The Borrower’s pro rata share of assets held by Unconsolidated Affiliates (excluding assets of the type described in the immediately preceding clause (a)) will be included in Total Asset Value calculations consistent with the above described treatment for wholly owned assets. For purposes of determining Total Asset Value, Net Operating Income from Properties acquired or disposed of by the Borrower, any Subsidiary of the Borrower or any Unconsolidated Affiliate during the immediately preceding two (2) fiscal quarters of the Borrower shall be excluded from clause (b) above.”

(h) The definition of “Total Commitment” set forth in Section 1.1 of the Credit Agreement is restated in its entirety to read as follows:

“‘Total Commitment’ means, as of any date, the sum of the then current Commitments of the Lenders. As of the Effective Date, the Total Commitment (including the Swingline Commitment) is $500,000,000, subject to increase upon an increase of the commitments in accordance with the provisions of Section 2.14 to an amount not exceeding $650,000,000.”

(i) The definition of “Unencumbered Asset Value” set forth in Section 1.1 of the Credit Agreement is restated in its entirety to read as follows:

“‘Unencumbered Asset Value’ means as of any date of determination the sum (without duplication) of (a) the Unencumbered Adjusted NOI from Properties included in Unencumbered Assets (excluding NOI attributable to (x) Development Properties included within Unencumbered Assets and (y) Properties included in the calculation of book value of Unencumbered Assets in clause (b) of this definition) for the prior fiscal quarter most recently ended times four (4) divided by the applicable Capitalization Rate, plus (b) the GAAP book value of all Unencumbered Assets acquired during the two (2) fiscal quarters of the Borrower most recently ended and the Market Square Property (if an Unencumbered Asset), plus (c) the GAAP book value of Construction-In-Process for Development Properties included within Unencumbered Assets, until the earlier of (i) the date such Property is no longer a Development Property, or (ii) the second calendar quarter after such Property becomes a Stabilized Property. To the extent that the aggregate Unencumbered Asset Value attributable to (A) Properties subject to an Eligible Ground Lease (other than Properties subject to an Approved Bond Transaction) exceeds ten percent (10%) of the Unencumbered Asset Value or (B) Development Properties exceeds ten percent (10%) of the Unencumbered Asset Value, such excess shall be excluded.”

(j) Section 1.1 of the Credit Agreement is amended by inserting the following new definition of “Market Square Property” immediately after the definition of “Mandatorily Redeemable Stock”:

“‘Market Square Property’ means the complex of two office buildings known as Market Square located at 701 and 801 Pennsylvania Avenue, NW, in Washington, DC.”

(k) Section 2.14 of the Credit Agreement is restated in its entirety to read as follows:

“Section 2.14 Increase of Commitments. Subject to the approval of the Agent (which shall not be unreasonably withheld, delayed or, except with respect to the fees to be paid to Agent for arranging the increase, conditioned), the Borrower shall have the right to increase the aggregate amount of the Commitments either by designating an Eligible Assignee not theretofore a Lender to become a Lender and/or by agreeing with an existing Lender or Lenders that such Lender’s Commitment (or such Lenders’ Commitments) shall be increased; provided that (i) the Borrower shall provide prompt notice of such increase to the Agent, who shall promptly notify the Lenders; (ii) the aggregate amount of such increases in the Commitments pursuant to this Section 2.14 shall not exceed $150,000,000 in the aggregate; (iii) the Borrower may not exercise its rights pursuant to this Section 2.14 more than two (2) times; and (iv) the Borrower may not exercise its rights under this Section 2.14 if there are less than six (6) full months to the Termination Date. Each such increase in the Commitments must be an aggregate minimum amount of $15,000,000 and integral multiples of $1,000,000 in excess thereof. No Lender shall be required to increase its Commitment and any new Lender(s) becoming a party to this Agreement in connection with any such requested increase must be an Eligible Assignee. As a condition to any such increase in the Commitment, the Borrower shall pay to the Agent such fees as it may require in connection with the arrangement of such increase, and to the

Lenders acquiring such increase such fees as they may require in connection therewith, which fees shall, when paid, be fully earned and non-refundable under any circumstances. In the event a new Lender or Lenders become a party to this Agreement, or if any existing Lender agrees to increase its Commitment, such Lender shall on the date it becomes a Lender hereunder (or increases its Commitment, in the case of an existing Lender) (and as a condition thereto) purchase from the other Lenders its Commitment Percentage (as determined after giving effect to the increase of Commitments) of any outstanding Revolving Loans and participations in Swingline Loans and Letters of Credit, by making available to the Agent for the account of such other Lenders at the Principal Office, in same day funds, an amount equal to the sum of (a) the portion of the outstanding principal amount of such Revolving Loans to be purchased by such Lender plus (b) the aggregate amount of payments previously made by the other Lenders under Sections 2.2(e) or 2.3(j) which have not been repaid, and the Borrower shall pay to such other Lenders interest accrued and unpaid to and as of such date on such portion of the outstanding principal amount of such Revolving Loans. The Borrower shall also pay to the Lenders amounts payable, if any, to such Lenders under Section 4.4 as a result of the prepayment of any such Revolving Loans. No increase of the Commitments may be effected under this Section if either (x) a Default or Event of Default shall be in existence on the effective date of such increase or (y) any representation or warranty made or deemed made by or on behalf of the Borrower or any other Obligor in any Loan Document is not (or would not be) true or correct in all material respects on the effective date of such increase (except for representations or warranties which expressly relate solely to an earlier date). In connection with any increase in the aggregate amount of the Commitments pursuant to this subsection, (A) any Lender becoming a party hereto shall execute such documents and agreements as the Agent may reasonably request and (B) the Borrower shall make appropriate arrangements so that each new Lender, and any existing Lender increasing its Commitment, receives a new or replacement Revolving Note, as appropriate, in the amount of such Lender’s Commitment contemporaneously with the effectiveness of the applicable increase in the aggregate amount of Commitments.”

(l) Section 8.1 of the Credit Agreement is amended by restating the last sentence thereof to read as follows:

“At the time the financial statements are required to be furnished at the close of the second calendar quarter of the REIT Guarantor, the Borrower shall furnish to the Agent pro forma quarterly financial information for the REIT Guarantor and its Subsidiaries for the next two (2) calendar quarters, including pro forma covenant calculations.”

(m) Section 8.3 of the Credit Agreement is amended by restating the third sentence thereof to read as follows:

“In addition, with each such Compliance Certificate, the Borrower shall deliver the following information: (x) a development schedule of the announced development pipeline, including for each announced development project, the project name and location, the square footage to be developed, the expected construction start date, the expected date of delivery, the expected stabilization date and the total anticipated cost; and (y) a copy of all management reports, if any, submitted to the Borrower or the REIT Guarantor or its management by its independent public accountants.”

(n) Section 9.1(g) of the Credit Agreement is deleted in its entirety and the following is substituted in place thereof:

“(g) [reserved]”

(o) Section 9.6(a) of the Credit Agreement is restated in its entirety to read as follows:

“(a) The Borrower will not make any Restricted Payment to the REIT Guarantor and the REIT Guarantor will not make any Restricted Payments, except for Net Dividends paid in the ordinary course consistent with past practice so long as such Net Dividends made with respect to any period of four (4) consecutive fiscal quarters of the REIT Guarantor do not exceed the greater of (i) ninety percent (90%) of the Funds From Operations of the REIT Guarantor on a consolidated basis for such period of four fiscal quarters; provided that all such Net Dividends made with respect to any period of two (2) consecutive fiscal quarters of the REIT Guarantor shall not exceed one hundred percent (100%) of Funds from Operations of the REIT Guarantor for such period of two consecutive fiscal quarters; or (ii) the minimum amount required in order for the REIT Guarantor to maintain its status as a REIT, as set forth in a certification to Agent from the chief financial officer of the REIT Guarantor. Redemption of Equity Interests of the REIT Guarantor pursuant to the Share Redemption Program shall be permitted pursuant to Section 9.6(b). Redemption of limited partnership interests of the Borrower shall be permitted to the extent such redemption is made with respect to such limited partnership interests issued to a seller in connection with the purchase by the Borrower, any other Obligor or any of their respective Subsidiaries of any Property and such redemption is effectuated by the conversion of such limited partnership interests into common stock of the REIT Guarantor. If a Default or Event of Default shall have occurred and be continuing, then neither the Borrower nor the REIT Guarantor shall make any Restricted Payments to any Person whatsoever without the prior written consent of the Requisite Lenders other than cash distributions by the Borrower to its partners (and corresponding distributions by the REIT Guarantor to its shareholders) in a minimum amount required in order for the REIT Guarantor to maintain its status as a REIT, as set forth in a certification to Agent from the chief financial officer of the REIT Guarantor; provided that the Borrower shall not make any Restricted Payments to any Person whatsoever if a Default or an Event of Default of the type described in Section 10.1(a), (b), (f) or (g) shall have occurred and be continuing or would result therefrom.”

(p) Section 10.1(e)(i) of the Credit Agreement is restated in its entirety to read as follows:

“(i) The Borrower, any other Obligor, or any of their respective Subsidiaries shall fail to pay when due and payable, the principal of, or interest on, any Indebtedness or obligations under Derivative Contracts (other than (A) the Obligations and (B) Nonrecourse Indebtedness) having an aggregate outstanding principal amount (or, in the case of any Derivatives Contract, the marked to market value of such Derivative Contract if the Borrower is out of the money) greater than or equal to $10,000,000 (all such Indebtedness or obligations under Derivative Contracts being “Material Indebtedness”); or”

(q) Section 10.1(i) of the Credit Agreement is restated in its entirety to read as follows:

“(i) Judgment. A judgment or order for the payment of money or for an injunction shall be entered against the Borrower, any other Obligor, or any of their respective Subsidiaries by any court or other tribunal and (i) such judgment or order shall continue for a period of thirty (30) days without being paid, stayed or dismissed through appropriate appellate proceedings, and (ii) either (A) the amount of such judgment or order for which insurance has not been acknowledged in writing by the applicable insurance carrier (or the amount as to which the insurer has denied liability) exceeds, individually or together with all other such outstanding judgments or orders entered against the Borrower, such other Obligor or such Subsidiary, $10,000,000 (excluding any judgment or order with respect to any Nonrecourse Indebtedness), or (B) in the case of an injunction or other non-monetary judgment, such judgment could reasonably be expected to have a Material Adverse Effect.”

(r) Section 12.6 of the Credit Agreement is amended by:

(i) restating clause (i) of the second sentence thereof (beginning on the tenth line thereof) to read as follows:

“(i)	increase the Commitments (or any component thereof) of any of Lenders (except as contemplated by Section 2.14) without the written consent of each Lender affected thereof;” and

(ii) restating subclause (v)(A) of the second sentence thereof (beginning on the eighteenth line thereof) to read as follows:

“(A)

change the Commitment Percentages (or any component thereof) (except as a result of any increase or decrease in the aggregate amount of the Commitments contemplated by Section 2.14 or Section 4.5 or as a result of any reallocation contemplated by Section 3.11) without the written consent of each Lender affected thereby”.

(s) Schedule I to the Credit Agreement is deleted in its entirety and Schedule I attached hereto is substituted in place thereof. On the Amendment Effective Date, without the action of any other Person, each of ING Real Estate Finance (USA) LLC and The Bank of Nova Scotia (each, an “Exiting Lender” and, collectively, the “Exiting Lenders”) hereby assigns and sells to each of PNC Bank, National Association, JPMorgan Chase Bank, N.A., Regions Bank, US Bank National Association, Bank of Montreal, and Morgan Stanley Bank, N.A. (individually, an “Increasing Lender” and, collectively, the “Increasing Lenders”) a portion of its Commitment, and each Increasing Lender hereby purchases a portion of the Commitment held by such Exiting Lender (each, an “Assigned Interest” and collectively, the “Assigned Interests”), in each case in such amounts so that after giving effect to such assignments (a) the Lenders shall hold the Commitments set forth on Schedule I attached hereto, (b) the Lenders shall hold the Loans under and as defined in the Credit Agreement ratably in accordance with their respective Commitments set forth on Schedule I attached hereto and (c) the Commitments of each of the Exiting Lenders shall be reduced to zero and each Exiting Lender shall cease to be a Lender under the Credit Agreement. Such assignments shall be deemed to occur hereunder automatically, and without any requirement for additional documentation, on the Amendment Effective Date and shall be settled in accordance with the terms and provisions of the form of Assignment and Acceptance Agreement attached to the Credit Agreement, which are incorporated herein by reference, including without limitation Section 1 thereof, to which each Increasing Lender hereby agrees. Each Exiting Lender represents and warrants to each Increasing Lender that it has not created any adverse claim upon the interest being assigned by it to such Lender hereunder and that such interest is free and clear of any adverse claim created by such Exiting Lender. From and after the Amendment Effective Date, all Revolving Loans, Letter of Credit participations and Swingline Loan participations shall be made ratably in accordance with each Lender’s Commitment Percentage after giving effect to the increases and reallocations in Commitments pursuant to this paragraph. Revolving Loans, Letter of Credit participations and Swingline Loan participations shall be reallocated on the Amendment Effective Date as directed by the Administrative Agent in order that Revolving Loans, Letter of Credit participations and Swingline Loan participations are held by the Lenders in accordance with their respective Commitment Percentages after giving effect to the increases and reallocations in Commitments pursuant to this paragraph. The Borrower agrees to pay (or cause to be paid) any interest, breakage fees or other costs incurred in connection with this paragraph on the Amendment Effective Date (or, to the extent such payment is not requested prior to the Amendment Effective Date, promptly upon request). Any such interest or fees paid by the Borrower on the Amendment Effective Date shall be credited against the next regularly scheduled payments of interest or fees payable by the Borrower under Section 2.4 or Section 3.6 of the Credit Agreement, as applicable.

SECTION 2. REPRESENTATIONS AND WARRANTIES OF THE BORROWER

In order to induce the Lenders and the Agent to enter into this Amendment No. 1, the Borrower represents and warrants to each Lender and the Agent that the following statements are true, correct and complete:

(i) The Borrower and each other Obligor has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform each of this Amendment No. 1 and the Credit Agreement as amended by this Amendment No. 1 to which it is a party in accordance with their respective terms and to consummate the transactions contemplated hereby and thereby. Each of this Amendment No. 1 and the Credit Agreement as amended by this Amendment No. 1 to which the Borrower or any other Obligor is a party has been duly executed and delivered by the duly authorized officers or other representatives of such Person and each is a legal, valid and binding obligation of such Person enforceable against such Person in accordance with its respective terms except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained herein or therein may be limited by equitable principles generally;

(ii) The execution, delivery and performance of each of this Amendment No. 1 and the Credit Agreement as amended by this Amendment No. 1 to which the Borrower or any other Obligor is a party in accordance with their respective terms do not and will not, by the passage of time, the giving of notice, or both: (i) require any Governmental Approval or violate any Applicable Law (including all Environmental Laws) relating to the Borrower or any other Obligor; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of the Borrower or any other Obligor, or any indenture, agreement or other instrument to which the Borrower or any other Obligor is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower or any other Obligor;

(iii) the representations and warranties of the Borrower contained in Article VI of the Credit Agreement are and will be true and correct in all material respects on and as of the date hereof and the Amendment Effective Date to the same extent as though made on and as of such dates, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date; and

(iv) no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment No. 1 that would constitute a Default or Event of Default.

SECTION 3. CONDITIONS TO EFFECTIVENESS

Except as set forth below, Section 1 of this Amendment No. 1 shall become effective only upon the satisfaction of the following conditions precedent (the date of satisfaction of such conditions being referred to as the “Amendment Effective Date”):

A. The Borrower, the Agent, and each of the Lenders shall have indicated their consent hereto by the execution and delivery of the signature pages hereof to the Agent, and each Guarantor shall have reaffirmed its obligations under its Guaranty after giving effect to this Amendment No. 1.

B. The Agent shall have received a secretary’s certificate the Borrower (i) either confirming that there have been no changes to its organizational documents since May 7, 2010, or if there have been changes to the Borrower’s organizational documents since such date, certifying as to such changes, and (ii) certifying as to resolutions and incumbency of officers with respect to this Amendment No. 1 and the transactions contemplated hereby.

C. The Agent shall have received all reasonable out-of-pocket costs and expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel for which the Borrower agrees it is responsible pursuant to Section 12.2 of the Credit Agreement), incurred in connection with this Amendment No. 1.

D. Delivery to the Agent by DLA Piper LLP and by Meyer, Unkovic & Scott LLP, as counsel to the Borrower, of an opinion addressed to the Lenders and the Agent in form and substance reasonably satisfactory to the Agent.

E. Payment by the Borrower of any agreed upon compensation to the Lenders in connection with this Amendment No. 1.

F. Execution and delivery to the Administrative Agent by the Borrower of replacement Revolving Notes in favor of the Lenders that are changing their Commitments on the Amendment Effective Date.

G. Receipt by each of the Exiting Lenders of (i) the purchase price for the Assigned Interests paid by the Increasing Lenders, representing (A) the aggregate principal amount outstanding of the Loans owing to such Exiting Lender under the Credit Agreement and the other Loan Documents plus (B) if applicable, the aggregate amount of payments previously made by such Exiting Lender to fund participations in Swing Loans and Letters of Credit under Sections 2.2 and 2.3 of the Credit Agreement which have not been repaid and (ii) all accrued and unpaid interest and fees owing to such Exiting Lender under the Credit Agreement, payable by the Borrower.

SECTION 4. MISCELLANEOUS

A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

(i) On and after the effective date of this Amendment No. 1, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

(ii) Except as specifically amended by this Amendment No. 1, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii) The execution, delivery and performance of this Amendment No. 1 shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent or any Lender under the Credit Agreement or any of the other Loan Documents.

B. Headings. Section and subsection headings in this Amendment No. 1 are included herein for convenience of reference only and shall not constitute a part of this Amendment No. 1 for any other purpose or be given any substantive effect.

C. Applicable Law. THIS AMENDMENT NO. 1 AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WITHOUT REGARD FOR PRINCIPLES OF CONFLICTS OF LAW.

D. Counterparts; Effectiveness. This Amendment No. 1 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment No. 1 (other than the provisions of Section 1 hereof, the effectiveness of which is governed by Section 3 hereof) shall become effective upon the execution of a counterpart hereof by the Borrower and the Lenders.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWER:

WELLS OPERATING PARTNERSHIP II, L.P., a Delaware limited partnership

By:	Wells Real Estate Investment Trust II, Inc., its General Partner

By:	/s/ Douglas P. Williams
Name: Douglas P. Williams
Title: Executive Vice President

JPMORGAN CHASE BANK, N.A., AS AGENT, AS A LENDER, AS SWINGLINE LENDER AND AS ISSUING LENDER

By:	/s/ Kimberly L. Turner
Name: Kimberly L. Turner
Title: Executive Director

PNC BANK, NATIONAL ASSOCIATION, AS A LENDER AND AS A SYNDICATION AGENT

By:	/s/ Douglas P. Williams
Name:
Title:

REGIONS BANK, AS A LENDER AND AS A DOCUMENTATION AGENT

By:	/s/ Douglas P. Williams
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION, AS A LENDER AND AS A DOCUMENTATION AGENT

By:	/s/ Douglas P. Williams
Name:
Title:

BANK OF MONTREAL, AS A LENDER

By:	/s/ Douglas P. Williams
Name:
Title:

BANK OF TAIWAN, NEW YORK AGENCY, AS A LENDER

By:	/s/ Douglas P. Williams
Name:
Title:

FIFTH THIRD BANK, AN OHIO BANKING CORPORATION, AS A LENDER

By:	/s/ Douglas P. Williams
Name:
Title:

UNION BANK, NA, AS A LENDER

By:	/s/ Douglas P. Williams
Name:
Title:

SUMITOMO MITSUI BANKING CORPORATION, AS A LENDER

By:	/s/ Douglas P. Williams
Name:
Title:

ING REAL ESTATE FINANCE (USA) LLC, AS AN EXITING LENDER

By:	/s/ Douglas P. Williams
Name:
Title:

By:	/s/ Douglas P. Williams
Name:
Title:

MORGAN STANLEY BANK, N.A., AS A LENDER

By:	/s/ Douglas P. Williams
Name:
Title:

CAPITAL ONE, N.A., AS A LENDER

By:	/s/ Douglas P. Williams
Name:
Title:

COMERICA BANK, AS A LENDER

By:	/s/ Douglas P. Williams
Name:
Title:

THE BANK OF NOVA SCOTIA., AS AN EXITING LENDER

By:	/s/ Douglas P. Williams
Name:
Title:

TD BANK, N.A., AS A LENDER

By:	/s/ Douglas P. Williams
Name:
Title:

Reaffirmation of Guaranty

Each of the undersigned Guarantors hereby (a) acknowledges the foregoing Amendment No. 1, (b) reaffirms its guaranty of the Guarantied Obligations (as defined in the Guaranty executed and delivered by such Guarantor) under or in connection with the Credit Agreement, as modified by this Amendment No. 1, in accordance with the Guaranty executed and delivered by such Guarantor, and (c) confirms that its Guaranty shall remain in full force and effect after giving effect to this Amendment No. 1.

[Signature Pages Follow]

GUARANTORS:

WELLS REAL ESTATE INVESTMENT TRUST II, INC., a Maryland corporation

By:	/s/ Douglas P. Williams
Name: Douglas P. Williams
Title: Executive Vice President

WELLS REIT II – 9 TECHNOLOGY DRIVE, LLC, a Delaware limited liability company

By:	/s/ Douglas P. Williams
Name: Douglas P. Williams
Title: President

WELLS REIT II – CORRIDORS III, LLC, a Delaware limited liability company

By:	/s/ Douglas P. Williams
Name: Douglas P. Williams
Title: President

WELLS REIT II – REPUBLIC DRIVE, LLC, a Delaware limited liability company

By:	WELLS OPERATING PARTNERSHIP II, L.P., a Delaware limited partnership, its sole member

	By:	WELLS REAL ESTATE INVESTMENT TRUST II, INC., a Maryland corporation, its General Partner

		By:	/s/ Douglas P. Williams
Name: Douglas P. Williams
Title: Executive Vice President

WELLS GOVERNOR’S POINTE 4241 IRWIN SIMPSON, LLC, a Delaware limited liability company

By:	WELLS OPERATING PARTNERSHIP II, L.P., a Delaware limited partnership, its sole member

	By:	WELLS REAL ESTATE INVESTMENT TRUST II, INC., a Maryland corporation, its General Partner

		By:	/s/ Douglas P. Williams
Name: Douglas P. Williams
Title: Executive Vice President

WELLS GOVERNOR’S POINTE 8990 DUKE, LLC, a Delaware limited liability company

By:	WELLS OPERATING PARTNERSHIP II, L.P., a Delaware limited partnership, its sole member

	By:	WELLS REAL ESTATE INVESTMENT TRUST II, INC., a Maryland corporation, its General Partner

		By:	/s/ Douglas P. Williams
Name: Douglas P. Williams
Title: Executive Vice President

WELLS REIT II–180 PARK AVENUE, LLC, a Delaware limited liability company

By:	WELLS OPERATING PARTNERSHIP II, L.P., a Delaware limited partnership, its sole member and Member-Manager

	By:	WELLS REAL ESTATE INVESTMENT TRUST II, INC., a Maryland corporation, its General Partner

		By:	/s/ Douglas P. Williams
Name: Douglas P. Williams
Title: Executive Vice President

WELLS REIT II–8909 PURDUE ROAD, LLC, a Delaware limited liability company

By:	WELLS OPERATING PARTNERSHIP II, L.P., a Delaware limited partnership, its sole member

	By:	WELLS REAL ESTATE INVESTMENT TRUST II, INC., a Maryland corporation, its General Partner

		By:	/s/ Douglas P. Williams
Name: Douglas P. Williams
Title: Executive Vice President

WELLS REIT II–UNIVERSITY CIRCLE, L.P. a Delaware limited partnership

By:	WELLS REIT II - University Circle, LLC, a Delaware limited liability company, its General Partner

	By:	/s/ Douglas P. Williams
Name: Douglas P. Williams
Title: President

WELLS REIT II - UNIVERSITY CIRCLE, LLC, a Delaware limited liability company

By:	/s/ Douglas P. Williams
Name:	Douglas P. Williams
Title:	President

WELLS REIT II – SOUTH JAMAICA STREET, LLC, a Delaware limited liability company

By:	WELLS OPERATING PARTNERSHIP II, L.P., a Delaware limited partnership, its sole member

	By:	WELLS REAL ESTATE INVESTMENT TRUST II, INC., a Maryland corporation, its General Partner

		By:	/s/ Douglas P. Williams
Name: Douglas P. Williams
Title: Executive Vice President

WELLS REIT II – 7031 COLUMBIA GATEWAY DRIVE, LLC, a Delaware limited liability company

By:	WELLS OPERATING PARTNERSHIP II, L.P., a Delaware limited partnership, its sole member

	By:	WELLS REAL ESTATE INVESTMENT TRUST II, INC., a Maryland corporation, its General Partner

		By:	/s/ Douglas P. Williams
Name: Douglas P. Williams
Title: Executive Vice President

WELLS REIT II – INTERNATIONAL FINANCIAL TOWER, LLC, a Delaware limited liability company

By:	WELLS OPERATING PARTNERSHIP II, L.P., a Delaware limited partnership, its sole member

	By:	WELLS REAL ESTATE INVESTMENT TRUST II, INC., a Maryland corporation, its General Partner

		By:	/s/ Douglas P. Williams
Name: Douglas P. Williams
Title: Executive Vice President

WELLS REIT II – 11200 W. PARKLAND, LLC, a Delaware limited liability company

By:	WELLS OPERATING PARTNERSHIP II, L.P., a Delaware limited partnership, its sole member

	By:	WELLS REAL ESTATE INVESTMENT TRUST II, INC., a Maryland corporation, its General Partner

		By:	/s/ Douglas P. Williams
Name: Douglas P. Williams
Title: Executive Vice President

WELLS REIT II – KCP, LLC, a Delaware limited liability company

By:	WELLS OPERATING PARTNERSHIP II, L.P., a Delaware limited partnership, its sole member

	By:	WELLS REAL ESTATE INVESTMENT TRUST II, INC., a Maryland corporation, its General Partner

		By:	/s/ Douglas P. Williams
Name: Douglas P. Williams
Title: Executive Vice President

WELLS REIT II – KEY CENTER, LLC, a Delaware limited liability company

By:	WELLS OPERATING PARTNERSHIP II, L.P., a Delaware limited partnership, its sole member

	By:	WELLS REAL ESTATE INVESTMENT TRUST II, INC., a Maryland corporation, its General Partner

		By:	/s/ Douglas P. Williams
Name: Douglas P. Williams
Title: Executive Vice President

KEY CENTER PROPERTIES LLC, a Delaware limited liability company

By:	WELLS REIT II – KEY CENTER LLC, a Delaware limited liability company, its managing member

	By:	WELLS OPERATING PARTNERSHIP II, L.P., a Delaware limited partnership, its sole member

		By:	WELLS REAL ESTATE INVESTMENT TRUST II, INC., a Maryland corporation, its General Partner

			By:	/s/ Douglas P. Williams
Name: Douglas P. Williams
Title: Executive Vice President

WELLS REIT II–LINDBERGH CENTER, LLC, a Delaware limited liability company

By:	WELLS OPERATING PARTNERSHIP II, L.P., a Delaware limited partnership, its sole member

	By:	WELLS REAL ESTATE INVESTMENT TRUST II, INC., a Maryland corporation, its General Partner

		By:	/s/ Douglas P. Williams
Name: Douglas P. Williams
Title: Executive Vice President

WELLS REIT II – 1200 MORRIS BUSINESS TRUST, a Pennsylvania business trust

By:	WELLS REAL ESTATE INVESTMENT TRUST II, INC., a Maryland corporation, its Trustee

	By:	/s/ Douglas P. Williams
Name: Douglas P. Williams
Title: Executive Vice President

2420 LAKEMONT AVENUE, LLC, a Delaware limited liability company

By:	2420 LAKEMONT AVENUE MM, LLC, a Delaware limited liability company, its Manager

	By:	WELLS OPERATING PARTNERSHIP II, L.P., a Delaware limited partnership, its sole member

		By:	WELLS REAL ESTATE INVESTMENT TRUST II, INC., a Maryland corporation, its General Partner

			By:	/s/ Douglas P. Williams
Name: Douglas P. Williams
Title: Executive Vice President

2420 LAKEMONT AVENUE MM, LLC, a Delaware limited liability company

By:	WELLS OPERATING PARTNERSHIP II, L.P., a Delaware limited partnership, its sole member

	By:	WELLS REAL ESTATE INVESTMENT TRUST II, INC., a Maryland corporation, its General Partner

		By:	/s/ Douglas P. Williams
Name: Douglas P. Williams
Title: Executive Vice President

WELLS REIT II – EDGEWATER CORPORATE CENTER ONE, LLC, a Delaware limited liability company

By:	WELLS OPERATING PARTNERSHIP II, L.P., a Delaware limited partnership, its sole member

	By:	WELLS REAL ESTATE INVESTMENT TRUST II, INC., a Maryland corporation, its General Partner

		By:	/s/ Douglas P. Williams
Name: Douglas P. Williams
Title: Executive Vice President

WELLS REIT II – 1277 LPB ATLANTA, LLC, a Delaware limited liability company

By:	WELLS OPERATING PARTNERSHIP II, L.P., a Delaware limited partnership, its sole member

	By:	WELLS REAL ESTATE INVESTMENT TRUST II, INC., a Maryland corporation, its General Partner

		By:	/s/ Douglas P. Williams
Name: Douglas P. Williams
Title: Executive Vice President

WELLS REIT II – 13655 RIVERPORT DRIVE, LLC, a Delaware limited liability company

By:	WELLS OPERATING PARTNERSHIP II, L.P., a Delaware limited partnership, its sole member

	By:	WELLS REAL ESTATE INVESTMENT TRUST II, INC., a Maryland corporation, its General Partner

		By:	/s/ Douglas P. Williams
Name: Douglas P. Williams
Title: Executive Vice President

WELLS REIT II – 15815 25TH AVENUE, LLC, a Delaware limited liability company

By:	WELLS OPERATING PARTNERSHIP II, L.P., a Delaware limited partnership, its sole member

	By:	WELLS REAL ESTATE INVESTMENT TRUST II, INC., a Maryland corporation, its General Partner

		By:	/s/ Douglas P. Williams
Name: Douglas P. Williams
Title: Executive Vice President

WELLS REIT II – LAKEHURST BRITTON, LLC, a Delaware limited liability company

By:	WELLS OPERATING PARTNERSHIP II, L.P., a Delaware limited partnership, its sole member

	By:	WELLS REAL ESTATE INVESTMENT TRUST II, INC., a Maryland corporation, its General Partner

		By:	/s/ Douglas P. Williams
Name: Douglas P. Williams
Title: Executive Vice President

WELLS REIT II – LAKEPOINTE 3, LLC, a Delaware limited liability company

By:	WELLS OPERATING PARTNERSHIP II, L.P., a Delaware limited partnership, its sole member

	By:	WELLS REAL ESTATE INVESTMENT TRUST II, INC., a Maryland corporation, its General Partner

		By:	/s/ Douglas P. Williams
Name: Douglas P. Williams
Title: Executive Vice President

WELLS REIT II – LAKEPOINTE 5, LLC, a Delaware limited liability company

By:	WELLS OPERATING PARTNERSHIP II, L.P., a Delaware limited partnership, its sole member

	By:	WELLS REAL ESTATE INVESTMENT TRUST II, INC., a Maryland corporation, its General Partner

		By:	/s/ Douglas P. Williams
Name: Douglas P. Williams
Title: Executive Vice President

WELLS REIT II – MACARTHUR RIDGE I, LLC, a Delaware limited liability company

By:	WELLS OPERATING PARTNERSHIP II, L.P., a Delaware limited partnership, its sole member

	By:	WELLS REAL ESTATE INVESTMENT TRUST II, INC., a Maryland corporation, its General Partner

		By:	/s/ Douglas P. Williams
Name: Douglas P. Williams
Title: Executive Vice President

WELLS REIT II – MACARTHUR RIDGE I, L.P., a Delaware limited partnership

By:	WELLS REIT II – MACARTHUR RIDGE I, LLC, a Delaware limited liability company, its General Partner

	By:	WELLS OPERATING PARTNERSHIP II, L.P., a Delaware limited partnership, its sole member

		By:	WELLS REAL ESTATE INVESTMENT TRUST II, INC., a Maryland corporation, its General Partner

			By:	/s/ Douglas P. Williams
Name: Douglas P. Williams
Title: Executive Vice President

WELLS REIT II – OPUS/FINLEY PORTFOLIO, LLC, a Delaware limited liability company

By:	WELLS OPERATING PARTNERSHIP II, L.P., a Delaware limited partnership, its sole member

	By:	WELLS REAL ESTATE INVESTMENT TRUST II, INC., a Maryland corporation, its General Partner

		By:	/s/ Douglas P. Williams
Name: Douglas P. Williams
Title: Executive Vice President

WELLS REIT II – PARKSIDE/ATLANTA, LLC, a Delaware limited liability company

By:	WELLS OPERATING PARTNERSHIP II, L.P., a Delaware limited partnership, its sole member

	By:	WELLS REAL ESTATE INVESTMENT TRUST II, INC., a Maryland corporation, its General Partner

		By:	/s/ Douglas P. Williams
Name: Douglas P. Williams
Title: Executive Vice President

WELLS REIT II – STERLING COMMERCE, LLC, a Delaware limited liability company

By:	WELLS OPERATING PARTNERSHIP II, L.P., a Delaware limited partnership, its sole member

	By:	WELLS REAL ESTATE INVESTMENT TRUST II, INC., a Maryland corporation, its General Partner

		By:	/s/ Douglas P. Williams
Name: Douglas P. Williams
Title: Executive Vice President

WELLS REIT II – STERLING COMMERCE, L.P., a Delaware limited partnership

By:	WELLS REIT II – STERLING COMMERCE, LLC, a Delaware limited liability company, its General Partner

	By:	WELLS OPERATING PARTNERSHIP II, L.P., a Delaware limited partnership, its sole member

		By:	WELLS REAL ESTATE INVESTMENT TRUST II, INC., a Maryland corporation, its General Partner

			By:	/s/ Douglas P. Williams
Name: Douglas P. Williams
Title: Executive Vice President

WELLS REIT II – MARKET SQUARE EAST & WEST, LLC, a Delaware limited liability company

By:	MARKET SQUARE EAST & WEST, LLC, a Delaware limited liability company, its sole member

	By:	WELLS REAL ESTATE INVESTMENT TRUST II, INC., Maryland corporation, its sole member

		By:	/s/ Douglas P. Williams
Name: Douglas P. Williams
Title: Executive Vice President

SCHEDULE I

COMMITMENTS

Lender Name	Commitment Amount

PNC Bank, National Association	$65,000,000

JPMorgan Chase Bank, N.A.	$56,000,000

Regions Bank	$52,000,000

US Bank National Association	$52,000,000

Bank of Montreal	$52,000,000

Morgan Stanley Bank, N.A.	$45,000,000

Union Bank, NA	$36,000,000

Sumitomo Mitsui Banking Corporation	$31,000,000

TD Bank, N.A.	$31,000,000

Capital One, N.A.	$25,000,000

Comerica Bank	$25,000,000

Fifth Third Bank, an Ohio banking corporation	$20,000,000

Bank of Taiwan, New York Agency	$10,000,000

TOTAL:	$500,000,000